SCHEDULE 14A INFORMATION

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant    X
Filed by a Party other than the Registrant

Check the appropriate box:

Preliminary Proxy Statement	Confidential, for Use of the Com- mission Only (as permitted by Rule 14a-6(e) (2))
Definitive Proxy Statement
X Definitive Additional Materials
Soliciting Material Under Rule 14a-12

THE DAVEY TREE EXPERT COMPANY
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   X    No fee required

          Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3)  Per unit price or other underlying value of transaction computed pursuant to
            Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

          Fee paid previously with preliminary materials:

          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing:

     (1) Amount previously paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

THE DAVEY TREE EXPERT COMPANY

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 17, 2005

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS, WHICH RECOMMENDS THAT YOU VOTE FOR THE
NOMINEES LISTED.

At the Annual Meeting of Shareholders to be held May 17, 2005, and at any adjournment, David E. Adante, Howard D. Bowles, C. Kenneth Celmer, Roger C. Funk, Fred W. Johnson, Steven A. Marshall and Richard A. Ramsey, and each of them, with full power of substitution in each, are hereby authorized to represent me and to vote my shares on the following:

 1.   Elect three Directors to the class to serve for a three-year term of office expiring at the Company's 2008 Annual Meeting
      of  Shareholders.  The nominees of the Board of Directors
      are: Dr. Carol A. Cartwright, R. Douglas Cowan and J. Dawson
       Cunningham.

(Instruction: On the line below, write the name of any nominee or nominees for whom authority to vote is withheld. This proxy cannot be voted for a greater number of persons than the
 number of nominees named.)

 Unless otherwise specified above, this Proxy will be voted for the nominees listed in Item 1.

2.   Any other matter that may properly come before the meeting.

Please date and sign this Proxy exactly as your name appears on this card.  If the address on this Proxy is incorrect, please note your correct address.

                                                                  Date

                                           Please sign here

                                 Joint Owner, if any sign here

__ Please check this box if you plan to attend the Annual
     Meeting of Shareholders.

  Detach above card, sign, date and mail in postage paid envelope provided.

THE DAVEY TREE EXPERT COMPANY

PLEASE ACT PROMPTLY
SIGN, DATE AND MAIL YOUR PROXY CARD TODAY

THE DAVEY TREE EXPERT COMPANY

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 17, 2005

This voting instruction is solicited by Reliance Trust Co. (the "Trustee") as trustee of The Davey 401KSOP and ESOP (the "Plan").

To Reliance Trust Co., Trustee of The Davey 401KSOP and ESOP:
As a participant, and a named fiduciary in the Plan, I hereby direct the Trustee to vote in person or by proxy at the Annual Meeting of Shareholders to be held May 17, 2005, and at any adjournment, as shown below.

The Board of Directors recommends that you vote for the nominees listed in Item 1.

1.   Elect three Directors to the class to serve for a three-year term of office expiring at the Company's 2008 Annual Meeting of
      Shareholders. The nominees of the Board of Directors are:
      Dr. Carol A. Cartwright, R. Douglas Cowan and
       J. Dawson Cunningham.

(Instruction:  On the line below, write the name of any nominee or nominees for whom authority to vote is withheld.  This voting instruction cannot be voted for a greater number of persons than the number of nominees named.)

2.   Any other matter that may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE NOMINEES LISTED.

(Instruction:  Check one or both boxes)

__ I direct the Trustee to vote the shares allocated to my account as of the record date in accordance with this voting instruction card.

__ I direct the Trustee to vote the proportionate number of
      "nondirected" shares (shares allocated to other participants in the Plan for which the Trustee does not receive voting
      instructions) for which I may give voting instructions under the terms of the Plan in accordance with this voting instruction card.

If you do not complete and return this card, your shares will be voted, as provided in the Plan, proportionately in accordance with directions received from other participants in the Plan. If you wish to vote the nondirected shares differently from the shares allocated to your account, you may do so by requesting a separate voting instruction card from the Trustee at Reliance Trust Co., Attn:  Howard Kaplan, 3384 Peachtree Road NE, Suite 900, Atlanta, GA  30326.

Please date and sign this Instruction Card exactly as your name appears on this card.

                                                                  Date

                                          Please sign here

__ Please check this box if you plan to attend the Annual Meeting of
      Shareholders.

  Detach above card, sign, date and mail in postage paid envelope provided.

THE DAVEY TREE EXPERT COMPANY

                                                            PLEASE ACT PROMPTLY
                                   SIGN, DATE AND MAIL YOUR PROXY CARD TODAY